Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Ensurapet, Inc. (the "Company") on Form 10-Q ("Form 10-Q") for the period ended June 30, 2008 as filed with the Securities and Exchange Commission on the date hereof, I, W. Russell Smith, III, Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     (1) The Form 10-Q fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ W. RUSSELL SMITH, III
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W. Russell Smith, III
Principal Accounting Officer
September 16, 2008